Exhibit 10.5
COLLATERAL ASSIGNMENT OF INVENTIONS
AND PATENTS AND PATENT APPLICATIONS

THIS COLLATERAL ASSIGNMENT OF INVENTIONS AND PATENTS AND PATENT APPLICATIONS (this “Assignment”) is made and entered into as of November 14, 2008, by DYADIC INTERNATIONAL (USA), INC., a Florida corporation (“Assignor”), in favor of MARK A. EMALFARB TRUST, under agreement dated October 1, 1987, as amended (the “MAE Trust”), FRANCISCO TRUST, under agreement dated February 28, 1998, and MARK A. EMALFARB, individually (collectively, the “Assignee”).

RECITALS

A.           Assignor and Assignee are parties to that certain Loan and Security Agreement (the “Loan Agreement”) dated as of even date herewith, relating to certain obligations of Assignor as more particularly described in the Loan Agreement (the “Secured Obligations”).   Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

B.           The Secured Obligations include but are not limited to a certain Amended and Restated Note (the “Note”) in favor of Assignee of even date herewith in the amount of the Loan.  Payment of the Note and other Secured Obligations are secured by, among other things, a security interest in (i) the inventions or improvements disclosed in the applications for Letters Patent of the United States, as more particularly described on Exhibit A attached hereto and made a part hereof, and all other applications, both United States and foreign, on said inventions or improvements, including divisional, continuation, continuation-in-part and substitute applications, regardless of whether said other applications are based upon the applications described on Exhibit A in whole or in part, and (ii) in any and all Letters Patent of the United States and foreign countries which may be obtained on any of said applications, and in any reissue or extension of such patents (all of the foregoing, being hereinafter collectively referred to as the “Patents”).

C.           The execution and delivery of this Assignment is a condition precedent to the performance by Assignee of its obligations under the Loan Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the recitals set forth above and incorporated herein, and for other good and valuable consideration, Assignor agrees as follows:

1. As collateral security for the prompt and complete payment and performance of Assignor’s obligations under the Loan Agreement, Assignor hereby collaterally, grants, transfers and assigns to Assignee a security interest in all the right, title and interest of Assignor now or hereafter acquired in and to the Patents.  In connection therewith, Assignor hereby agrees to execute and deliver to Assignee from time to time any and all written notices memorializing Assignor’s grant of a security interest in the Patents hereunder as may be required under applicable law (whether United States or foreign) as necessary to perfect Assignee’s security

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2. interest in and to the Patents hereunder, including but not limited to, any and all filings required by the United States Patent and Trademark Office.

3. This Assignment is given for the purpose of securing the payment of all Secured Obligations, including but not limited to, the payment of principal, interest and other sums due under the Note, and any extensions, modifications, amendments and renewals thereof, and the performance and discharge of the obligations, covenants, conditions, and agreements of Assignor contained herein and in the Loan Documents.

THE INTEREST IN THE PATENTS BEING ASSIGNED HEREUNDER SHALL NOT BE CONSTRUED AS A CURRENT ASSIGNMENT, BUT AS A CONTINGENT ASSIGNMENT TO SECURE SUCH ASSIGNOR’S OBLIGATIONS TO ASSIGNEE UNDER THE LOAN AGREEMENT.

4. Assignor agrees:

(a) To diligently prosecute and defend Assignor’s right, title and interest in and to the Patents and to execute all oaths, declarations and other documents necessary or desirable for prosecuting said Patents, for use in interference proceedings involving the Patents, for use in opposition proceedings involving the Patents, for refiling said applications, for filing of divisional, substitution, continuation or continuation-in-part applications deemed necessary or desirable by Assignee for reissuance or re-examination of the Patents, or for the filing in foreign countries of applications for Patents counterpart to or based on said application or to an application which is a division, substitution, continuation or continuation-in-part of said application or which application relates to said invention and improvements.

(b) To execute and deliver to MAE Trust, for the benefit of Assignee pursuant to the terms of the Loan Agreement, to secure the Assignor’s obligations to Assignee under the Loan Agreement, one or more Assignments of Patents duly executed in blank in the form attached hereto as Exhibit B-1 (“Blank Patent Assignment”) and one or more Assignment of Application for Patent in the form attached hereto as Exhibit B-2 (“Blank Application Assignment” and together with the Blank Patent Assignment, the “Blank Assignments”) . Upon Assignor’s satisfaction of all of the Secured Obligations in full, Assignee agrees to deliver the Blank Assignments to Assignor.

(c) That the occurrence of any of the following shall constitute an event of default (“Event of Default”) hereunder:

(i) Failure of Assignor for a period of ten (10) days after written notice from Assignee, to observe or perform any covenant or condition contained in this Assignment; provided that if any such failure is susceptible of cure and cannot reasonably be cured within said ten (10) day period, then Assignor shall have an additional twenty (20) day period to cure such failure and no Event of Default shall be deemed to exist hereunder so long as Assignor commences such cure within the initial ten (10) day period and diligently and in good faith pursues such cure to completion within such resulting thirty (30) day period from the date of Assignee’s notice;

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(ii) Any representation or warranty made by Assignor herein which is not true and correct in any material respect as of the date hereof; and

(iii) An event of default by Assignor under the Loan Agreement or any of the other Loan Documents, which shall not be cured within any applicable grace period.

(d) Upon the occurrence of any Event of Default hereunder, Assignee shall have all rights granted to Assignee under the Loan Documents.

(e) Assignor hereby irrevocably appoints Assignee as its attorney in fact, which appointment is coupled with an interest, to as Assignor’s true and lawful proxy and attorney-in-fact (and agent-in-fact) in the Assignor's name, place and stead, with full power of substitution, to (i) take such actions as are permitted in this Assignment, (ii) execute such financing statements and other documents and to do such other acts as Assignee may require to perfect and preserve the Assignee’s security interest in, and to enforce such interests in the Patents, and (iii) carry out any remedy provided for in this Assignment, including the filing of such Assignment with the United States Patent and Trademark Office as necessary to cause the perfection of the security interest in the Patents granted to Assignee herein. Assignor hereby acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable.  Assignor hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of any provision of this Assignment.

(f) That this Assignment shall be assignable by Assignee to any assignee of Assignee under the Loan Agreement, subject to the terms of the Non-Disturbance Agreement (as defined below), and all representations, warranties, covenants, powers and rights herein contained shall be binding upon, and shall inure to the benefit of, Assignor and Assignee and their respective legal representatives, successors and assigns.

5. Assignor further hereby covenants and represents to Assignee that, except as set forth in that certain non-exclusive License Agreement dated on or about November 14, 2008, by and between Assignor and Codexis, Inc., a Delaware corporation (“Codexis”) and the Non-Disturbance Agreement dated on or about November 14, 2008 (the “Non-Disturbance Agreement”) by and between Codexis, the Assignor, the Assignee and the other parties thereto,  (a) Assignor has not previously assigned, sold, pledged, transferred, mortgaged, hypothecated or otherwise encumbered the Patents or any of them, or its right, title and interest therein, (b) Assignor shall not assign, sell, pledge, transfer, mortgage, hypothecate or otherwise encumber its interests in the Patents or any of them, and (c) Assignor has not performed any act which might prevent Assignor from performing its undertakings hereunder or which might prevent Assignee from operating under or enforcing any of the terms and conditions hereof or which would limit Assignee in such operation or enforcement.

6. All notices, demands or documents which are required or permitted to be given or served hereunder shall be in writing and shall be deemed sufficiently given when delivered or mailed in the manner set forth in the Loan Agreement.

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7. Any provision in the Loan Agreement that pertains to this Assignment shall be deemed to be incorporated herein as if such provision were fully set forth in this Assignment.  In the event of any conflict between the terms of this Assignment and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail.  A provision in this Assignment shall not be deemed to be inconsistent with the Loan Agreement by reason of the fact that no provision in the Loan Agreement covers such provision in this Assignment.

8. This Assignment is made for collateral purposes only and the duties and obligations of Assignor under this Assignment shall terminate when all sums due Assignee under the Loan Documents are paid in full and all obligations, covenants, conditions and agreements of Assignor contained in the Loan Documents are performed and discharged.

9. This assignment shall be governed by, and construed in accordance with, the laws of the State of Florida.

10. It is expressly intended, understood and agreed that this Assignment and the other Loan Documents are made and entered into for the sole protection and benefit of Assignor, and Assignee, and their respective successors and assigns (but in the case of assigns of Assignor, only to the extent permitted hereunder); that no other person or persons shall have any right at any time to action hereon.

11. Assignor and Assignee intend and believe that each provision in this Assignment comports with all applicable local, state or federal laws and judicial decisions.  However, if any provision or provisions, or if any portion of any provision or provisions, in this Assignment is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision or public policy, and if such court should declare such portion, provision or provisions of this Assignment to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent both of Assignor and Assignee that such  portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Assignment shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein and that the rights, obligations and interests of Assignor and Assignee under the remainder of this Assignment shall continue in full force and effect.

IN WITNESS WHEREOF, Assignor has delivered this Assignment as of the date first written above.

ASSIGNOR:

DYADIC INTERNATIONAL (USA), INC.,
a Florida corporation

By:           /s/Vito G. Pontrelli
Name:      Vito G. Pontrelli
Its:            Interim CFO

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EXHIBIT A

Schedule of Patents

[See Attached]

EXHIBIT A
Schedule of Patents

	Title	Country	Status	Application No.	App. Date	Patent No.	Issue Date
Novel fungal enzymes
1.	Novel fungal enzymes	United States	Pending	11/833,133	02.08.2007
2.	Novel fungal enzymes	PCT	Pending	PCT/US08/071982	1.08.2008
3.	Novel fungal enzymes	United States	Pending	12/205,694	05.09.2008
4.	Novel fungal enzymes	PCT	Pending	PCT/US08/75464	05.09.2008
Construction of highly efficient cellulase compositions for enzymatic hydrolysis of cellulose
5.	Construction of highly efficient cellulase compositions for enzymatic hydrolysis of cellulose	United States	Published	11/487547	13-Jul-06
6.	Construction of highly efficient cellulose compositions for enzymatic hydrolysis of cellulose	PCT	Published	PCT/US06/27347	13-Jul-06
Expression and high-throughput screening of complex expressed DNA libraries in filamentous fungi
7.	Expression and high-throughput screening of complex expressed DNA libraries in filamentous fungi	PCT	Published	PCT/US07/87020	10.12.2007
Methods and compositions for degradation of lignocellulosic material
8.	Methods and compositions for degradation of lignocellulosic material	PCT	Published	PCT/US07/73180	10.07.2007
9.	Methods and compositions for degradation of lignocellulosic material	United States	Published	11/775,777	10.07.2007
High-Throughput screening of expressed DNA libraries in filamentous fungi
10.	High-Throughput screening of expressed DNA libraries in filamentous fungi	PCT	Published	PCT/US00/10199	13-Apr-00
11.	High-Throughput screening of expressed DNA libraries in filamentous fungi	PCT	Published	PCT/US01/12335	13-Apr-01
12.	High Throughput screening of expressed DNA libraries in Filamentous fungi	United States	Granted	09/834434 (CIP of US/00/10199)	13-Apr-01	7122330 B2	10/17/06
13.	High Throughput screening of expressed DNA libraries in Filamentous fungi	United States	Published	11/490761	21-Jul-06
14.	High Throughput screening of expressed DNA libraries in Filamentous fungi	Australia	Pending	2006249202	01-Dec-06
15.	High Throughput screening of expressed DNA libraries in Filamentous fungi	Brazil	Pending	PI0105795-2	13-Apr-01
16.	High-Throughput Screening Of Expressed DNA Libraries in Filamentous Fungi	Canada	Pending	2376552	13-Apr-01
17.	High Throughput screening of expressed DNA libraries in Filamentous fungi	China	Published	01801513.1	13-Apr-01
18.	High throughput screening of expressed DNA libraries in filamentous fungi	EA: Armenia; Azerbaijan; Belarus; Kyrgyzstan; Kazakhstan; Moldova; Russia; Tajikistan; Turkmenistan	Granted	200200035	13-Apr-01	006873	4/28/06
19.	High Throughput screening of expressed DNA libraries in Filamentous fungi	Europe	Published	01927056.0 (pub. # 1272669)	13-Apr-01
20.	High Throughput screening of expressed DNA libraries in Filamentous fungi	India	Granted	2001/01129	13-Apr-01	197642	3/2/07
21.	High Throughput screening of expressed DNA libraries in Filamentous fungi	India	Allowed	3355/DELNP/04	13-Apr-01
22.	High Throughput screening of expressed DNA libraries in Filamentous fungi	Israel	Granted	146935	13-Apr-01	146935	4/7/08
23.	High Throughput screening of expressed DNA libraries in Filamentous fungi	Japan	Published	2001-576942	13-Apr-01
24.	High Throughput screening of expressed DNA libraries in Filamentous fungi	Mexico	Granted	01/012905	13-Apr-01	253242	1/10/08
Transformation system in the field of filamenttous hosts
25.	Transformation system in the field of filamenttous hosts	PCT	Published	PCT/NL99/00618	06-Oct-99
26.	Transformation system in the field of filamentous fungal hosts	United States	Granted	09/548938 (CIP of PCT/ 99/00618)	13-Apr-00	6573086B1	6/3/03
27.	Transformation system in the field of filamentous fungal hosts	United States	Granted	10/394568	21-Mar-03	7399627B2	7/15/08
28.	Transformation system in the field of filamentous fungal hosts	United States	Published	12/047709	13-Mar-08
29.	Transformation system in the field of filamentous fungal hosts.	Australia	Granted	62326/99	06.10.1999	771539	08.07.2004
30.	Transformation system in the field of filamentous fungal hosts.	Brazil	Pending	99142783	06.10.1999
31.	Transformation system in the field of filamentous fungal hosts.	Canada	Pending	2345356	06.10.1999
32.	Transformation system in the field of filamentous fungal hosts.	China	Granted	99814133	06.10.1999	1230546	07.12.2005
33.	Transformation system in the field of filamentous fungal hosts	EA: Armenia; Azerbaijan; Belarus; Kyrgyzstan; Kazakhstan; Moldova; Russia; Tajikistan; Turkmenistan	Granted	200100419	06-Oct-99	5682	4/28/05
34.	Transformation system in the field of filamentous fungal hosts.	India	Granted	2001/00498	06.10.1999	210584	22.10.2007
35.	Transformation system in the field of filamentous fungal hosts.	Mexico	Granted	PA/a/2001/003462	06.10.1999	247741	02.08.2007
36.	Transformation System in the Field of Filamentous Fungal Hosts: In Chrysosporium	Mexico	Pending	2007/005468	06.10.1999
37.	Transformation system in the field of filamentous fungal hosts.	Republic of Korea	Granted	10-2001-7004377	06.10.1999	618495	24.08.2006
38.	Transformation System in the Field of Filamentous Fungal Hosts: In Chrysosporium	Europe	Granted			1117808	12/29/04
39.	Transformation System in the Field of Filamentous Fungal Hosts: In Chrysosporium	Austria	Granted	99949459.4	06.10.1999	1117808	29.12.2004
40.	Transformation System in the Field of Filamentous Fungal Hosts: In Chrysosporium	Belgium	Granted	99949459.4	06.10.1999	1117808	29.12.2004
41.	Transformation System in the Field of Filamentous Fungal Hosts: In Chrysosporium	Denmark	Granted	99949459.4	06.10.1999	1117808	29.12.2004
42.	Transformation System in the Field of Filamentous Fungal Hosts: In Chrysosporium	Finland	Granted	99949459.4	06.10.1999	1117808	29.12.2004
43.	Transformation System in the Field of Filamentous Fungal Hosts: In Chrysosporium	France	Granted	99949459.4	06.10.1999	1117808	29.12.2004
44.	Transformation System in the Field of Filamentous Fungal Hosts: In Chrysosporium	Germany	Granted	69922978.2-08;	06.10.1999	1117808	29.12.2004
45.	Transformation System in the Field of Filamentous Fungal Hosts: In Chrysosporium	Ireland	Granted	99949459.4	06.10.1999	1117808	29.12.2004
46.	Transformation System in the Field of Filamentous Fungal Hosts: In Chrysosporium	Italy	Granted	99949459.4	06.10.1999	1117808	29.12.2004
47.	Transformation System in the Field of Filamentous Fungal Hosts: In Chrysosporium	Netherlands	Granted	99949459.4	06.10.1999	1117808	29.12.2004
48.	Transformation System in the Field of Filamentous Fungal Hosts: In Chrysosporium	Russian Federation	Granted	200100419	06.10.1999	005682	28.04.2005
49.	Transformation System in the Field of Filamentous Fungal Hosts: In Chrysosporium	Spain	Granted	99949459.4	06.10.1999	1117808	29.12.2004
50.	Transformation System in the Field of Filamentous Fungal Hosts: In Chrysosporium	Sweden	Granted	99949459.4	06.10.1999	1117808	29.12.2004
51.	Transformation System in the Field of Filamentous Fungal Hosts: In Chrysosporium	Switzerland	Granted	99949459.4	06.10.1999	1117808	29.12.2004
52.	Transformation System in the Field of Filamentous Fungal Hosts: In Chrysosporium	United Kingdom	Granted	99949459.4	06.10.1999	1117808	29.12.2004
Novel cellulase compositions and methods of use
53.	Novel cellulase compositions and methods of use	United States	Granted	08/731170	10-Oct-96	5811381	9/22/98
54.	Novel cellulase compositions and methods of use	PCT	Published	PCT/US97/17669 priority to US 5811381 (above)	30-Sep-97	WO98/15633
55.	Treating cellulosic materials with cellulases from chrysosporium	United States	Granted	09/106026 (DIV of 5,811,381)	29-Jun-98	6015707	1/18/00
56.	Chrysosporium cellulase and methods of use	United States	Published	09/284152 Priority to PCT/US97/17664	03-Jun-99
57.	Chrysosporium cellulase and methods of use	Australia	Granted	47415/97	30-Sep-97	743909	5/23/02
58.	Chrysosporium cellulase and methods of use	Brazil	Pending	PI97152811	14-May-07
59.	Chrysosporium cellulase and methods of use.	Brazil	Pending	PI9711876-1	30-Sep-97
60.	Chrysosporium cellulase and methods of use.	Canada	Published	2268384	30-Sep-97
61.	Chrysosporium cellulase and methods of use.	China	Granted	97199686.5	30-Sep-97	1177933	12/1/04
62.	Chrysosporium cellulase and methods of use.	EA: Armenia; Azerbaijan; Belarus; Kyrgyzstan; Kazakhstan; Moldova; Russia; Tajikistan; Turkmenistan	Granted	199900274	30-Sep-97	003295	4/24/03
63.	Chrysoporium cellulases and methods of use	Europe	Published	97909913.2	30-Sep-97
64.	Chrysosporium cellulases and methods of use	Hong Kong	Published	00100079.4	30-Sep-97
65.	Novel cellulase compositions and methods of use	India	Allowed	2858/DEL/97	07-Oct-97
66.	Novel cellulase compositions and methods of use	India	Pending	2952/DEL/05	07-Nov-05
67.	Novel cellulase compositions and methods of use	India	Pending	2953/DEL/05	07-Nov-05
68.	Chrysosporium cellulase and methods of use.	Israel	Granted	129350	30-Sep-97	129350	2/1/08
69.	Chrysosporium cellulase and methods of use.	Japan	Pending	10-517593	30-Sep-97
70.	Chrysosporium cellulase and methods of use	Mexico	Granted	99/003367	30-Sep-97	212335	12/19/02
71.	Novel cellulase compositions and methods of use	Thailand	Published	035219	14-Jan-97
Expression-regulating sequences and expression products in the field of filamentous fungi chrysosporium
72.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	PCT	Published	PCT/NL01/000301	17-4-2001
73.	Expression-regulating sequences and expression products in the field of filamentous fungi chrysosporium	United States	Published	10/257629	11-Apr-03
74.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Australia	Granted	50663/01	14-4-2001	782105	20.10.2005
75.	Novel expression-regulating sequences and expression products in the field of filamentous fungi.	Brazil	Pending	PI0110090-4	17-4-2001
76.	Novel expression-regulating sequences and expression products in the field of filamentous fungi.	Canada	Pending	2405954	17-4-2001
77.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	China	Granted	ZL01811068.1	17-4-2001	CN1436242A	01.01.2008
78.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Czech Republic	Pending	2002-3435	17-4-2001
79.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Denmark	Granted	01923991.2	17-4-2001	1276876	04.04.2007
80.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Europe	Pending	07102273.5	17-4-2001	Publication number 1854888
81.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Austria	Granted	01923991.2	17-4-2001	1276876	04.04.2007
82.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Belgium	Granted	01923991.2	17-4-2001	1276876	04.04.2007
83.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Finland	Granted	01923991.2	17-4-2001	1276876	04.04.2007
84.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	France	Granted	01923991.2	17-4-2001	1276876	04.04.2007
85.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Germany	Granted	01923991.2	17-4-2001	60127661.2	04.04.2007
86.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Hong Kong	Pending	08104718.5	17-4-2001
87.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	India	Granted	IN/PCT/2002/01837/CHE	17-4-2001	208981	23.08.2007
88.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	India	Pending	2562/CHENP/2006	17-4-2001
89.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Ireland	Granted	01923991.2	17-4-2001	1276876	04.04.2007
90.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Israel	Pending	152272	17-4-2001
91.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Italy	Granted	01923991.2	17-4-2001	1276876	04.04.2007
92.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Japan	Pending	577490/01	17-4-2001
93.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Luxembourg	Granted	01923991.2	17-4-2001	1276876	04.04.2007
94.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Mexico	Granted	PA/a/2002/010155	17-4-2001	249040	14.09.2007
95.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Mexico	Pending	MX/a/2007/011180	17-4-2001
96.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Netherlands	Granted	01923991.2	17-4-2001	1276876	04.04.2007
97.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	New Zealand	Granted		17-4-2001	521990	10.03.2005
98.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Poland	Pending	P 358491	17-4-2001
99.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Republic of Korea	Pending	10-2002-7014055	17-4-2001
100.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Russian Federation	Granted	2002130278	17-4-2001	2272835	27.03.2006
101.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Singapore	Granted	200206466-5	17-4-2001	92512	31.10.2005
102.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	South Africa	Pending	2002/8311	17-4-2001		31.12.2003
103.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Spain	Granted	01923991.2	17-4-2001	1276876	04.04.2007
104.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Sweden	Granted	01923991.2	17-4-2001	1276876	04.04.2007
105.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	Switzerland	Granted	01923991.2	17-4-2001	1276876	04.04.2007
106.	Novel expression-regulating sequences and expression products in the field of filamentous fungi	United Kingdom	Granted	01923991.2	17-4-2001	1276876	04.04.2007

EXHIBIT B-1

Form of Blank Patent Assignment

[See Attached]

ASSIGNMENT OF INVENTIONS AND PATENTS AND PATENT APPLICATIONS

WHEREAS, DYADIC INTERNATIONAL (USA), INC., a Florida corporation, having a place of business at 140 Intracoastal Pointe Drive, Suite 404, Jupiter, Florida 33477-5094; herein referred to as Assignor, has acquired the entire interest, in, to and under the inventions or discoveries disclosed in the United States patents or applications listed in the attached Exhibit A;
WHEREAS, Mark A. Emalfarb Trust under agreement dated October 1, 1987, as amended (the “MAE Trust”), on behalf of the secured parties under that certain Loan and Security Agreement dated as of November 14, 2008 (the “Loan and Security Agreement”) executed by Assignee, as debtor, in favor of MAE Trust; Francisco Trust, under agreement dated February 29, 1996, as amended, and Mark A. Emalfarb, individually, collectively, as secured party, hereinafter referred to as Assignee, is desirous of acquiring the entire right, title and interest in and to said patent applications, said inventions, and to, in and under the Patents (as hereinafter defined) by reason of a Default therein.
NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00), the receipt of which is hereby acknowledged, and for all other good and valuable consideration:
Assignor hereby irrevocably sell, assign, transfer and convey unto Assignee, Assignor’s entire right, title and interest (including the right to sue for past, present and future infringement thereof) in and to the inventions described in the patent applications and patents set forth in Exhibit A herein, all improvements thereto, and all U.S. and foreign patents and patent applications issuing therefrom or claiming such inventions or improvements, including each and every re-issue, reexamination, substitution, divisional, continuation, continuation-in-part or extension thereof as set forth in the attached Exhibit A (all of the assigned rights shall collectively be referred to as “Patents”), in each case subject to the rights granted to Codexis pursuant to that certain non-exclusive License Agreement dated on or about November 14, 2008, by and between Assignor and Codexis, Inc., a Delaware corporation (“Codexis”) and the Non

Disturbance Agreement dated on or about November 14, 2008 (the “Non-Disturbance Agreement”) by and between Codexis, the Assignor, the Assignee and the other parties thereto.
Assignor hereby authorize and request the Director of the United States Patent and Trademark Office and corresponding foreign patent authorities to issue and assign said United States Patents and corresponding foreign counterparts to Assignee, of the entire right, title and interest in and to the same, for Assignee’s (and its designees’) sole use, to the full end of the term for which said Patents may be granted, as fully and entirely as the same would have been held by Assignor had this assignment and sale not been made.
Except as set forth in Exhibit B herein, Assignor hereby warrant, covenant and represent that they have not heretofore granted any license, right or privilege in respect to the said inventions or said Patents, or in any other way encumbered the same, and that they have the full right to convey, free of all licenses and encumbrances, the entire interest hereby assigned.
Assignor covenant and agree that at the request and expense of Assignee they will promptly execute all documents necessary or desirable to perfect or record Assignee’s ownership of the Patents, and execute all oaths, declarations and other documents necessary or desirable for prosecuting the Patents, for use in interference proceedings involving the Patents, for use in opposition proceedings involving the Patents, for refiling said applications, for filing of divisional, substitution, continuation or continuation-in-part applications deemed necessary or desirable by Assignee, for reissuance or re-examination of the Patents, or for the filing in foreign countries of applications for Patents counterpart to or based on said application or to an application which is a division, substitution, continuation or continuation-in-part of said application or which application relates to said invention and improvements.  Assignor further covenants and agrees that at the expense and request of Assignee, he will promptly assist Assignee in interference and opposition proceedings involving the Patents, and in litigation involving the Patents, and will assist in the ascertainment of facts and the production of evidence relating to the Patents.

If Assignee or its designees cannot obtain the signatures of Assignor on any document necessary to exercise the rights granted under this instrument, Assignor hereby irrevocably designate and appoint Assignee, its designees and each of its duly authorized officers and agents as Assignor’s agent and attorney-in-fact, to act for, and on behalf of Assignee or its designees, to execute and file any such document and to do all other lawfully permitted acts to further exercise Assignee’s and its designees’ rights or protections with the same force and effect as if executed and delivered by Assignor.
To the extent any provision of this assignment of inventions and patents and patent applications, or any portion thereof, is found to be illegal or unenforceable for any reason, such assignment of inventions and patents and patent applications or the applicable provision or portion will be modified, revised or deleted in such a manner to effect the intended purpose to make this assignment of inventions and patents and patent applications, as modified, legal and enforceable under applicable laws.
The terms, covenants and provisions of this assignment shall inure to the benefit of Assignee, its successors, assigns and other legal representatives, and shall be binding upon Assignor, its heirs, legal representatives and assigns.

Signed:
DYADIC INTERNATIONAL (USA), INC. By:________________________________ Its:__________________________	Date:	November 14, 2008

STATE OF _______________

COUNTY OF _______________

On this ___ day of November, 2008 before me, the undersigned authority, personally appeared to me Vito Pontrelli, the Interim CFO of Dyadic International (USA), Inc., known to me to be the individual who is described in and who executed the foregoing Assignment on behalf of said corporation, and who duly acknowledged to me that he executed the same as his own voluntary act and deed as such officer on behalf of said corporation for the uses and purposed therein specified.

                                           Notary Public
S E A L

Exhibit A

Schedule of Patents and Patent Applications

See Attached

Exhibit B

License Agreement dated on or about November 14, 2008 by and between Dyadic International (USA), Inc. a Florida corporation and Codexis, Inc., a Delaware corporation

Collateral Assignment of Inventions and Patents and Patent Applications dated as of November 14, 2008 by and between Dyadic International (USA), Inc. in favor of Mark A. Emalfarb Trust, under agreement dated October 1, 1987, as amended, Francisco Trust, under agreement dated February 28, 1998, and Mark A. Emalfarb, individually, collectively as assignee

EXHIBIT B-2

Form of Blank Assignment of Application for Patent

[See Attached]

ASSIGNMENT OF APPLICATION FOR PATENT

WHEREAS:

DYADIC INTERNATIONAL (USA), Inc., a Florida corporation, having a place of business at 140 Intracoastal Pointe Drive, Suite 404, Jupiter, Florida 33477-5094
(full name(s) and post office address(s) of Assignor(s) (including country))

(hereinafter referred to as ASSIGNOR(S)), of invention entitled:

See Exhibit A
(title of discovery or invention)

WHEREAS:

Mark A. Emalfarb Trust under agreement dated October 1, 1987, as amended (the “MAE Trust”), on behalf of the secured parties under that certain Loan subject to the rights of the secured parties under that certain Loan and Security Agreement dated as of November 14, 2008 executed by Assignee, as debtor, in favor of MAE Trust, Francisco Trust, under agreement dated February 29, 1996, as amended, and, Mark A. Emalfarb, individually, collectively, as secured party, hereinafter referred to as Assignee, is desirous of acquiring the entire right, title and interest in and to said patent applications, said inventions, and to, in and under the Patents (as hereinafter defined) by reason of a Default therein.

(name and address of Assignee)

(hereinafter referred to as ASSIGNEE), is desirous of acquiring the entire interest in, to and under said invention and in, to and under Letters Patent or similar legal protection to be obtained therefor in the United States and in any and all foreign countries.

NOW, THEREFORE, TO ALL WHOM IT MAY CONCERN:

Be it known that in consideration of the payment by ASSIGNEE to ASSIGNOR(S) of the sum of One Dollar ($1.00), the receipt of which is hereby acknowledged, and for other good and valuable consideration, ASSIGNOR(S) hereby sells, assigns and transfers to ASSIGNEE, its successors, legal representatives and assigns, the full and exclusive right, title and interest to said discovery or invention in the United States and its territorial possessions and in all foreign countries and to all Letters Patent or similar legal protection in the United States and its territorial possessions and in any and all foreign countries to be obtained for said invention by said application or any continuation, division, renewal, substitute or reissue thereof or any legal equivalent thereof in a foreign country for the full term or terms for which the same may be granted, in each case subject to the rights granted to Codexis pursuant to that certain non-exclusive License Agreement dated on or about November 14, 2008, by and between Assignor and Codexis, Inc., a Delaware corporation (“Codexis”) and the Non-Disturbance Agreement dated on or about November 14, 2008 (the “Non-Disturbance Agreement”) by and between Codexis, the Assignor, the Assignee and the other parties thereto.

I, SAID ASSIGNOR(S), hereby authorize and request the Commissioner of Patents and Trademarks of the United States of America and any Official of any country or countries foreign to the United States of America whose duty it is to issue Letters Patent on applications as aforesaid, to issue all such Letters Patent for said discovery or invention to the ASSIGNEE, as assignee of the entire right, title and interest in, to and under the same, for the sole use and benefit of the ASSIGNEE, its successors, legal representatives and assigns, in accordance with the terms of this instrument.

I, SAID, ASSIGNOR(S), hereby covenant that I have full right to convey the entire right, title and interest herein sold, assigned, transferred and set over;

AND I, SAID ASSIGNOR(S) hereby further covenant and agree that the ASSIGNEE, its successors, legal representatives, or assigns, may apply for foreign Letters Patent on said discovery or invention and claim the benefits of the International Convention, and that I will, at any time, when called upon to do so by the ASSIGNEE, its successors, legal representatives, or assigns, communicate to the ASSIGNEE, its successors, legal representatives, or assigns, as the case may be, any facts known to me respecting said discovery or invention, and execute and deliver any and all lawful papers that may be necessary or desirable to perfect the title to the said discovery or invention, the said applications and the said Letters Patent in the ASSIGNEE, its successors, legal representatives and assigns, and that if reissues of the said Letters Patent or disclaimers relating thereto, or divisions, continuations, or refilings of the said applications, or any thereof, shall hereafter be desired by the ASSIGNEE, its successors, legal representatives, or assigns, I will, at any time, when called up to do so by the ASSIGNEE, its successors, legal representatives, or assigns sign all lawful papers, make all rightful oaths, execute and deliver all such disclaimers and all divisional, continuation and reissue applications so desired, and do all lawful acts requisite for the application for such reissues and the procuring thereof and for the filing of such disclaimers and such applications, and generally do everything possible to aid the ASSIGNEE, its successors, legal representatives and assigns, to obtain and enforce proper patent protection for said invention or discovery in all countries, and without further compensation but at the expense of the ASSIGNEE, its successors, legal representatives and assigns.

Assignor’s Signature:	DYADIC INTERNATIONAL (USA), INC. By:________________________________ Its:__________________________	November 14, 2008
Dated as of

Citizenship:	USA

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal this ____ day of November, 2008.

STATE OF	__________)
ss.:
COUNTY OF	)

On this ___ day of November, 2008 before me, the undersigned authority, personally appeared to me Vito Pontrelli, the Interim CFO of Dyadic International (USA), Inc., known to me to be the individual who is described in and who executed the foregoing Assignment on behalf of said corporation, and who duly acknowledged to me that he executed the same as his own voluntary act and deed as such officer on behalf of said corporation for the uses and purposed therein specified.

Notary Public

EXHIBIT A

Schedule of Patents

See Attached